o  020*P4

                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                             DATED DECEMBER 1, 1998


The prospectus is amended as follows:

I. All references in the prospectus to "Class I" are replaced with "Class A" and all references to "Class II" are replaced with "Class C."

II. The first paragraph of the section "Leverage and Borrowings" on page 16 is replaced with the following:

     The fund is authorized to borrow money in an amount up to 33 1/3% of its total assets (measured by adding the amount borrowed to the fund's other assets). The fund has arranged a credit facility with a bank, which permits it to borrow funds to meet unfunded commitments in connection with investments or to make Tender Offers for Common Shares. However, the fund will only borrow money under this facility for temporary, extraordinary or emergency purposes.

III. The first paragraph of the section "Leverage" on page 28 is replaced with the following:

     The fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of the borrowings. The fund's borrowings create an opportunity for greater total return to the fund and, ultimately, the fund's shareholders, but, at the same time, increase exposure to losses. In addition, interest payments and fees paid by the fund on any borrowings may offset or exceed the return earned on the borrowed funds. The fund has arranged a credit facility with a bank, which permits it to borrow funds to meet unfunded commitments in connection with investments or to make Tender Offers for Common Shares. The fund may also issue one or more series of preferred shares but it does not presently intend to do so. See "What Are the Risks of Investing in the Fund? - Effects of Leverage."

IV. The first paragraph of the section "Effects of Leverage" on page 31 is replaced with the following:

     The fund is authorized to borrow money in an amount up to 33 1/3% of its total assets (measured by adding the amount borrowed to the fund's other assets). The fund has arranged a credit facility with a bank, which permits it to borrow funds to meet unfunded commitments in connection with investments or to make Tender Offers for Common Shares. However, the fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. See "Periodic Offers By the Fund to Repurchase Common Shares from Shareholders."

V.   In the section "Special Considerations of Repurchases" on page 46,

     (a) the second paragraph is replaced with the following:

     The fund has arranged a credit facility with a bank under which it may borrow to finance the repurchase of Common Shares through Tenders Offers. Any such borrowings will comply with the fund's investment restrictions on borrowing. See "What Are the Risks of Investing in the Fund? - Effects of Leverage" above, and "Investment Restrictions" in the SAI.

     (b) and the fourth sentence of the fourth paragraph is replaced with the following:

     In addition, when the fund borrows money for the purpose of financing a Tender Offer, interest on the borrowings will reduce the fund's net investment income.

VI. The fifth item in the section "Exchange Restrictions" on page 51 is replaced with the following:

     o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange Common Shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

VII. The reference to $50,000 in the section "Signature Guarantees" on page 60 is replaced with $100,000.


               Please keep this supplement for future reference.